                                                                   EX.99.906CERT

                            SECTION 906 CERTIFICATION

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The Payden & Rygel Investment Group (the"Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended October 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Date: December 30, 2008

                                         The Payden & Rygel Investment Group

                                                  /s/ JOAN A. PAYDEN
                                         ---------------------------------------
                                                    JOAN A. PAYDEN
                                                CHAIRMAN AND CEO

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to The Payden & Rygel Investment Group and will be retained by The Payden & Rygel Investment Group and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

                                                                   EX.99.906CERT

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The Payden & Rygel Investment Group (the"Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended October 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

      Date: December 30, 2008

                                 The Payden & Rygel Investment Group

                                            /s/ BRIAN W. MATTHEWS
                                 ---------------------------------------------
                                              BRIAN W. MATTHEWS
                                  VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to The Payden & Rygel Investment Group and will be retained by The Payden & Rygel Investment Group and furnished to the U.S. Securities and Exchange Commission or its staff upon request.